Exhibit 10.1
NOTICE OF COMMITMENT INCREASE REQUEST

Truist Bank
3333 Peachtree Road, 8th Floor
Atlanta, Georgia 30326
Attention: Hays Wood
Phone: 404-836-5879

July 26, 2023

Ladies and Gentlemen:
This Commitment Increase Request (this “Commitment Increase Request”) is delivered pursuant to Section 2.14 of the Third Amended and Restated Credit Agreement, dated as of June 5, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Main Street Capital Corporation (the “Company”), the Guarantors party thereto, the Lenders party thereto and Truist Bank (as successor by merger to Branch Banking and Trust Company), as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
Pursuant to Section 2.14 of the Credit Agreement, the Company hereby requests that the aggregate amount of the Lenders’ Commitments be increased from $980,000,000 to $995,000,000 (the “Commitment Increase”) on July 26, 2023.
The Company intends to effectuate the Commitment Increase by increasing the Revolver Commitment of Sumitomo Mitsui Banking Corporation from $85,000,000 to $100,000,000.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Commitment Increase Request as of the date first above written.

MAIN STREET CAPITAL CORPORATION

By:	/s/ Jesse E. Morris
Name:	Jesse E. Morris
Title:	Chief Financial Officer and Chief Operating Officer

Notice of Commitment Increase Request

RESPONSE TO NOTICE INCREASE REQUEST

July 26, 2023

Truist Bank
3333 Peachtree Road, 8th Floor
Atlanta, Georgia 30326
Attention: Hays Wood
Phone: 404-836-5879

Re:    Main Street Capital Corporation (the “Company”)
Ladies and Gentlemen:
    We refer to (a) that certain Third Amended and Restated Credit Agreement, dated as of June 5, 2018 (as amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Guarantors party thereto, the Lenders party thereto and Truist Bank (as successor by merger to Branch Banking and Trust Company), as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of July 26, 2023, provided by the Company to the Administrative Agent (the “Notice”).
    Pursuant to the Notice and Section 2.14 of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and Sumitomo Mitsui Banking Corporation (the “Increasing Lender”) agrees that the Revolver Commitment of the Increasing Lender under the Credit Agreement shall be increased from $85,000,000 to $100,000,000 as of the date hereof. The Increasing Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby.
    This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The parties hereto hereby agree that this Response Letter is a joinder agreement and a supplement to the Credit Agreement, in satisfaction of the requirements in Section 2.14 of the Credit Agreement, and a Loan Document.

[Signature pages follow]

Very truly yours,

SUMITOMO MITSUI BANKING CORPORATION, as increasing Lender

By:	/s/ Shane Klein
Name:	Shane Klein
Title:	Managing Director

MAIN STREET CAPITAL CORPORATION

By:	/s/ Jesse E. Morris
Name:	Jesse E. Morris
Title:	Chief Financial Officer and Chief Operating Officer

ACKNOWLEDGED, ACCEPTED
AND AGREED:

TRUIST BANK,
as Administrative Agent and an Issuing Bank

By:	/s/ Hays Wood
Name:	Hays Wood
Title:	Director

Response to Notice Increase Request